Materials, energy and consumables used	12 Months Ended
Jun. 30, 2026
Materials, energy and consumables used
Materials, energy and consumables used
3	Materials, energy and consumables used

	2026	2025	2024
for the year ended 30 June	Rm	Rm	Rm
Cost of raw materials*	110 572	102 915	114 889
Cost of energy and other consumables used in production process	27 460	26 226	23 068
	138 032	129 141	137 957

*Includes R3,9 billion reduction in the prior year relating to compensation from Transnet (refer to note 5).

Materials, energy and consumables used relate to items that are consumed in the manufacturing process, including changes in inventories and distribution costs up until the point of sale.

Included in materials, energy and consumables used is net carbon taxes of R2,1 billion (2025: R1,6 billion; 2024: R1,4 billion). Carbon credits to the value of R952 million (2025: R723 million; 2024: R580 million) were purchased during the year. Under the carbon tax regulations, South African companies are able to buy carbon credits from third parties to offset a portion of their carbon tax liability. To this end, Sasol enters into strategic and cost-effective long-term purchase agreements with reputable suppliers for credible high-quality carbon offset credits. The ultimate amount of credits acquired will depend on the development of projects under the applicable standards, delivering the credits within the agreed timeframe, and will be subject to audit/verification by an independent third party.

Purchase commitments

The Group enters into off-take agreements as part of its normal operations which have minimum volume requirements (i.e. take or pay contracts). These purchase commitments consist primarily of agreements for procuring raw materials such as coal, gas and electricity.

The most significant commitment relates to minimum off-take oxygen supply agreements for Secunda Operations of approximately R195 billion (2025: R210 billion; 2024: R211 billion).

●	The Oxygen Train 17 oxygen supply agreement runs to 2037, with an option to renew the contract to 2050. The renewal option is not taken into account in the calculation of the commitments.
●	The Oxygen Trains 1 – 16 arrangement is managed through various agreements, including the Gas Sales Agreement, Utilities Agreement and a suite of other contracts. In terms of the Utilities Agreement, Sasol is contractually bound to buy oxygen and other derivative gasses from Air Liquide annually, while Air Liquide is bound to buy utilities from Sasol for the same amount for 15 years. The ultimate amount of the commitment is dependent on expected future increases in the regulated price of electricity in South Africa and is presented on an undiscounted basis.

3Materials, energy and consumables used continued

Sasol has established a renewable energy portfolio exceeding 1,3 GW of generation capacity and 660 MWh of battery energy storage, of which approximately 508 MW was operational, with the remaining capacity expected to be brought into operation over the next two to three years. The portfolio consists of jointly procured renewable energy for Sasol Operations and Air Liquide Large Industries South Africa Proprietary Limited (ALLISA), as well as renewable energy supplied to external customers. During 2026, Sasol secured an additional 450 MW of renewable energy capacity and 660 MWh of battery storage, while approximately 435 MW of renewable energy projects achieved commercial operation.

Furthermore, Sasol is party to long-term gas purchase agreements of approximately R19 billion (2025: R25 billion; 2024: R32 billion) which commits Sasol Gas (Pty) Ltd (Sasol Gas) to purchase and transport a minimum quantity of gas until 2034.

Contractual purchase commitments are taken into account in testing the recoverability of the carrying amounts of property, plant and equipment. At 30 June 2026 and 30 June 2025, there were no onerous contracts relating to these off-take commitments.